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                                 EXHIBIT NO. 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of UNITED STATES SURGICAL CORPORATION, a Delaware corporation (the "Company"), in connection with the filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, (the "Act") of a Registration Statement on Form S-8 with respect to the registration under the Act of 1,500,000 shares of the Company's common stock, par value $.10 per share, issuable on exercise of stock options which may be awarded pursuant to the Company's 1993 Employee Stock Option Plan, hereby constitutes and appoints Thomas R. Bremer and Howard M. Rosenkrantz such undersigned's true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other as such undersigned's true and lawful attorney-in-fact and agent, for and in the name, place and stead of such undersigned, in any and all capacities, to sign said Registration Statement and any and all future amendments thereto and to file said Registration Statement and each such future amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such undersigned might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or either or them, may lawfully do or cause to be done by virtue hereof.
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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 18th day of May, 1994.



/s/ Leon C. Hirsch                                        /s/ Douglas L. King
- -------------------------------------                     ---------------------------------
Leon C. Hirsch                                            Douglas L. King
Chairman of the Board, President,                         Director
Chief Executive Officer and Director
(Principal Executive Officer)


/s/ John A. Bogardus                                      /s/ William F. May
- -------------------------------------                     ---------------------------------
John A. Bogardus                                          William F. May
Director                                                  Director


/s/ Thomas R. Bremer                                      /s/ Marianne Scipione
- -------------------------------------                     ---------------------------------
Thomas R. Bremer                                          Marianne Scipione
Director                                                  Director


/s/ Howard M. Rosenkrantz                                 /s/ Douglas T. Tansill
- -------------------------------------                     ---------------------------------
Howard M. Rosenkrantz                                     Douglas T. Tansill
Senior Vice President, Finance,                           Director
Chief Financial Officer
(Principal Financial Officer)


/s/ Turi Josefsen                                         /s/ Joseph C. Scherpf
- -------------------------------------                     ---------------------------------
Turi Josefsen                                             Joseph C. Scherpf
Director                                                  Vice President and Controller
                                                          (Principal Accounting Officer)

/s/ Bruce S. Lustman
- -------------------------------------
Bruce S. Lustman
Director
